A N N O U N C E M E N T

DELISTING

Effective from: March 19, 2013

Name:	CREEK INVESTMENTS PLC
Securities ID:	A1JP7Q
ISIN:	GB00B78SFB01
Change:	Trading halt today and delisting today
Comment:	Lowering of the GXG MFT market

Name:	AMARANTUS BIOSCIENCE INC.
Securities ID:	A1J9ZB
ISIN:	US02300T1097
Change:	Trading halt today and delisting today
Comment:	No proper exchange trading can be guaranteed

Market	: Over the counter market - variable
Lead broker	: 1127 mwb fairtrade Wertpapierhandelsbank AG

Berlin, March 18, 2013

MANAGEMENT OF THE BERLIN STOCK EXCHANGE

KERN

Global Language Services
Translations · Interpreting
DTP · Localization

KERN Corporation
The Helmsley Building
230 Park Avenue, Suite 1517
New York, NY 10169

Tel. (212) 953 2070
Fax (212) 953 2073
kern.ny@e-kern.com

www.e-kern.com

State of : New York

County of: New York

ss.:

CERTIFICATE OF ACCURACY

IT IS HEREBY CERTIFIED, *that KERN Corporation, a corporation organized and existing under the laws of the State of New York, is professionally engaged in the rendering of foreign language translation services; that it has translated the following document(s)*

ANNOUNCEMENT

from the **GERMAN** *language into the* **ENGLISH** *language and that the said translation is a true and correct rendering of the said document to the best of our knowledge and belief.*

Signed by: [signature]
(Rosana Chinchilla)
for

KERN
KERN Corporation
The Helmsley Building
230 Park Avenue, Ste.1517
New York, NY 10169
Tel: 212 953-2070
www.e-kern.com

Sworn to before me this 9

Day of March 2013.

[signature]

Notary Public

JOY WILTERMUTH
NOTARY PUBLIC, State of New York
No. 01WI - 6093589
Qualified in New York County
My Commission Expires June 20, 2015

San Francisco: KERN Corporation · The Russ Building · 235 Montgomery Street, Suite 946 · San Francisco, CA 94104
Tel. (415) 433 5376 · Fax (415) 433 5377 · kern.sf@e-kern.com

London: Tel. 011 44 (20) 78 31 56 00 · Frankfurt: Tel. 011 49 (69) 75 60 73-0 · Berlin: Tel. 011 49 (30) 24 72 12 50 · Paris: Tel. 011 33 (1) 53 93 85 20
Zurich: Tel. 011 41 (1) 2 61 11 60 · Hong Kong: Tel. 011 (852) 28 50 44 55 · Amsterdam: Tel. 011 31 (20) 6 39 01 19 · Lyon: Tel. 011 33 (4) 783 783 73